                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-72179, No. 333-72181 and No. 333-72183) of
Prodigy Communications Corporation of our report dated March 3, 2000 relating to the financial statements which appear in this Form 10-K.


PricewatershouseCoopers LLP

New York, New York
March 28, 2000